Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the AirNet Systems, Inc. 2004 Stock Incentive Plan, hereby constitutes and appoints Gary W. Qualmann as his true and lawful attorney-in-fact and agent for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 22nd day of June, 2004.

/s/ JOEL E. BIGGERSTAFF Joel E. Biggerstaff

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the AirNet Systems, Inc. 2004 Stock Incentive Plan, hereby constitutes and appoints Joel E. Biggerstaff as his true and lawful attorney-in-fact and agent for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 22nd day of June, 2004.

/s/ GARY W. QUALMANN Gary W. Qualmann

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the AirNet Systems, Inc. 2004 Stock Incentive Plan hereby constitutes and appoints Joel E. Biggerstaff and Gary W. Qualmann, and each of them, as her true and lawful attorneys-in-fact and agents for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the 22nd day of June, 2004.

/s/ DENISE D. BROWN Denise D. Brown

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the AirNet Systems, Inc. 2004 Stock Incentive Plan, hereby constitutes and appoints Joel E. Biggerstaff and Gary W. Qualmann, and each of them, as his true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 4th day of June, 2004.

/s/ RUSSELL M. GERTMENIAN Russell M. Gertmenian

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the AirNet Systems, Inc. 2004 Stock Incentive Plan, hereby constitutes and appoints Joel E. Biggerstaff and Gary W. Qualmann, and each of them, as his true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 4th day of June, 2004.

/s/ DAVID P. LAUER David P. Lauer

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the AirNet Systems, Inc. 2004 Stock Incentive Plan, hereby constitutes and appoints Joel E. Biggerstaff and Gary W. Qualmann, and each of them, as his true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 4th day of June, 2004.

/s/ BRUCE D. PARKER Bruce D. Parker

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the AirNet Systems, Inc. 2004 Stock Incentive Plan, hereby constitutes and appoints Joel E. Biggerstaff and Gary W. Qualmann, and each of them, as his true and lawful attorneys-in-fact and agents for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 4th day of June, 2004.

/s/ JAMES E. RIDDLE James E. Riddle